SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

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                                 FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

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   Date of Report (Date of earliest event reported):  April 23, 1996


                            BNH BANCSHARES, INC.
          (Exact Name of Registrant as Specified in its Charter)


    CONNECTICUT                                 06-1126899
(State or Other Jurisdiction of        (I.R.S. Employer Identification
       Incorporation)                              Number)


                                 0-14018
                          Commission File Number


          209 Church Street, New Haven, Connecticut  06510
          (Address of Principal Executive Offices) (Zip Code)


                           (203) 498-3500
                  (Registrant's telephone number,
                       including area code)

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Item 5.  Other Events

     On April 23, 1996, BNH Bancshares, Inc. (the "Company") announced shareholder approval of the one-for-four reverse stock split of its Common Stock, no par value. The reverse stock split is anticipated to become effective at the close of business on May 1, 1996. The Company's April 23, 1996 press release announcing shareholder approval of the reverse stock split is filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

(a) and (b)  --  Inapplicable.

(c)     Exhibits

(99) Press Release, dated April 23, 1996, announcing shareholder approval of the Company's one-for-four reverse stock split to become effective at the close of business on May 1, 1996.


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 BNH BANCSHARES, INC.,
                                 Registrant


                               By /s/ John F. Trentacosta
                                  ____________________________
                                  John F. Trentacosta
                                  Executive Vice President and
                                  Chief Financial Officer



DATED:  April 25, 1996


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                             EXHIBIT INDEX



EXHIBIT NO.                                                        PAGE

   99 Press Release, dated April 23, 1996, announcing shareholder approval of the Company's one-for-four reverse stock split to become effective at the close of business on May 1, 1996.